UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2009 (June 17, 2009)

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01	23-2215075
(Commission File Number)	(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA 19512
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 822-3321

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

On June 17, 2009, National Penn Bancshares, Inc. issued a press release entitled, “National Penn Bancshares Raises Over $70mm Under Temporary Enhancements To Dividend Reinvestment and Stock Purchase Plan; Management Comments on Unusual Trading Activity.” This press release reported the amounts raised by National Penn through the optional cash contribution feature of the aforementioned plan since November 2008, and commented on unusual trading activity in National Penn’s common stock on June 17, 2009.

The complete text of this press release is attached as an exhibit to this current report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

99.1
Press Release entitled, “National Penn Bancshares Raises Over $70mm Under Temporary Enhancements To Dividend Reinvestment and Stock Purchase Plan; Management Comments on Unusual Trading Activity,” dated June 17, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	June 18, 2009	By:	/s/ Glenn E. Moyer
			Name:	Glenn E. Moyer
			Title:	President and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1
Press Release entitled, “National Penn Bancshares Raises Over $70mm Under Temporary Enhancements To Dividend Reinvestment and Stock Purchase Plan; Management Comments on Unusual Trading Activity,” dated June 17, 2009.